LONG-TERM OBLIGATIONS	12 Months Ended
Dec. 31, 2021
Accounts Payable and Accrued Liabilities, Noncurrent [Abstract]
LONG-TERM OBLIGATIONS	LONG-TERM OBLIGATIONS
The components of long-term obligations at December 31 were as follows:

	2021	2020
Accrued royalties	$31,575	$33,218
Deferred revenue (note 15)	7,222	7,863
Finance lease liabilities	49	8
Other	3,962	4,557
	$42,808	$45,646
Remaining performance obligations
As at December 31, 2021, we had $34,217 of remaining performance obligations to be recognized (December 31, 2020 — $21,608), of which we expect to recognize approximately 37% in 2022, 41% in 2023, and 22% in subsequent years.
We do not disclose the value of remaining performance obligations for: (i) contracts with an original expected length of one year or less, and (ii) contracts for which we recognize revenue at the amount to which we have the right to invoice for services performed.